UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

   Investment Company Act file number 811-21306

 Franklin Mutual Recovery Fund

(Exact name of registrant as specified in charter)

 101 John F. Kennedy Parkway, Short Hills, NJ  07078-2705

Address of principal executive offices)        (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: (973) 912-2000

Date of fiscal year end: 03/31

Date of reporting period: 9/30/14

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Semiannual Report
and Shareholder Letter
September 30, 2014

Franklin Mutual Recovery Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Shareholder Letter	1
Semiannual Report
Franklin Mutual Recovery Fund	4
Performance Summary	9
Your Fund’s Expenses	11
Financial Highlights and
Statement of Investments	12
Financial Statements	22
Notes to Financial Statements	26
Shareholder Information	39

Average Annual Total Return
Class A	9/30/14
1-Year	+4.32%
5-Year	+7.93%
10-Year	+3.73%

Performance data represent past
performance, which does not
guarantee future results. Investment
return and principal value will
fluctuate, and you may have a gain
or loss when you sell your shares.
Current performance may differ
from figures shown. Please visit
franklintempleton.com or call
(800) 342-5236 for most recent
month-end performance.

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Semiannual Report

Franklin Mutual Recovery Fund

This semiannual report for Franklin Mutual Recovery Fund covers the period ended September 30, 2014.

Your Fund’s Goal and Main Investments

The Fund’s goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a +0.08% cumulative total return. In comparison, U.S. stocks, as measured by the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500), produced a total return of +6.42% for the same period.1

The Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, which serves as a transparent benchmark for the U.S. government bond market, had a +0.82% six-month total return.2

The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund’s adviser. (Please refer to Notes 4a and 4f on pages 31 and 32 in the Notes to Financial Statements for additional information related to the performance adjustment, base management fee and related fee waivers or limits.) You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

*Percentages reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.
**Net of short positions.

Economic and Market Overview

The U.S. economy continued to show signs of recovery during the six-month period ended September 30, 2014. Economic activity rebounded strongly in the second quarter of 2014 after a weather-related contraction in the first quarter, with growth arising largely from an expanded manufacturing sector and increased personal consumption, business inventory and capital investment, and exports. Retail sales rose at a modest pace that missed consensus expectations for most of the period under review. The housing market improved as home prices rose and mortgage rates generally moderated. The unemployment rate declined to 5.9% in September 2014 from 6.7% in March.3 Inflation, as measured by the Consumer Price Index, was subdued for the period.

1. Source: Morningstar.
2. Source: Bloomberg. Please see Notes to Financial Statements for more information about the performance-based management fee.
The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the
Fund’s portfolio.
3. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 15.

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FRANKLIN MUTUAL RECOVERY FUND

The U.S. Federal Reserve Board (Fed) continued to reduce its asset purchases during the six-month period based on its view that underlying economic strength could support improvement in labor market conditions. In September 2014, the Fed indicated it planned to maintain its near-zero interest rate policy for a “considerable time” after its bond-buying program likely ends in October. The Fed also noted that inflation remained below its unofficial 2% target. Fed actions to normalize monetary policy remained dependent on economic performance, and the Fed lowered its U.S. economic growth projections in September.

Investors’ confidence grew as corporate profits rose and generally favorable economic data indicated continued recovery despite brief sell-offs when many investors reacted to the Fed’s statements, political instability in certain emerging markets, crises in Ukraine and the Middle East, weakness in Europe and moderating economic data in China. U.S. stocks rose for the six months under review as the S&P 500 and Dow Jones Industrial Average reached all-time highs.

Global merger and acquisition (M&A) activity continued to increase over the period. Based on announced, pending and completed deals at the end of the period, the total number of deals and the total deal value experienced increases over the prior period. A notable increase in total value resulted mainly from a number of particularly large deals. The activity was driven by the popularity of tax inversions among U.S. corporations as well as consolidation within the telecommunications and pharmaceuticals industries in the U.S. and developed Europe. A tax inversion occurs when a company relocates its headquarters to a lower tax nation, or corporate haven, usually while retaining its material operations in the higher tax country of origin.

North America continued to account for the largest percentage of global deal value and frequency, followed by Western Europe. In terms of deal count, the largest six-month increase occurred in the Middle East and Africa region. Eastern Europe experienced the only decreases in terms of total volume and deal count during the period, as the ongoing crisis involving Russia and the Ukraine weighed heavily on deal-making activity.

Opportunities in distressed debt remained limited during the period and were on pace to be lower in 2014 than in 2013. Highly leveraged institutions have benefited from the continued low interest rate environment, and the ease with which these companies have been able to borrow funds or refinance existing debt has translated into record numbers for corporate borrowing and a relatively low number of corporate bankruptcies. The current environment enabled companies with poor credit fundamentals to obtain financing, limiting the amount of distressed opportunities in the marketplace. Low interest rates led to relatively narrow spreads between high yield bonds and Treasuries.

Despite the lack of reorganization opportunities, we still managed to find a number of attractive investments in stressed credit and other situations where we believed risk was mis-priced. Our ability to invest anywhere in the capital structure allows us to approach the space opportunistically and we will continue to seek new opportunities that, in our opinion, provide favorable risk-reward profiles.

Investment Strategy

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund’s assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company’s securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

Top 10 Sectors/Industries
Based on Equity Securities as of 9/30/14
% of Total
Net Assets
Media	9.1%
Pharmaceuticals	5.9%
Insurance	5.8%
Energy Equipment & Services	5.2%
Oil, Gas & Consumable Fuels	3.8%
Health Care Equipment & Supplies	2.8%
Software	2.5%
Banks	2.3%
Tobacco	2.1%
Wireless Telecommunication Services	2.1%

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FRANKLIN MUTUAL RECOVERY FUND

Manager’s Discussion

During the six-month reporting period, top contributors to absolute performance included investments in energy exploration and production company WPX Energy, insurer Direct Line Insurance Group and security technology firm Symantec.

During the period, WPX Energy announced the appointment of Rick Muncrief as the company’s new chief executive officer (CEO). Muncrief, who most recently served as Senior Vice President of Operations and Resource Development at rival Continental Resources, is considered to be an excellent executive within the industry. In addition, the company reported better-than-expected quarterly results in May, although they were due in part to one-time events. Production was modestly better than expected and costs reasonably well controlled. The company also announced the sale of some mature wells to a master limited partnership in an innovative structure that allowed further sales at attractive valuations. In addition to monetizing the assets, proceeds from the sale can help fund WPX’s planned efforts to grow the liquids portion of its business. WPX shares reached our assessment of fair value during the period, leading us to exit our position.

U.K.-based Direct Line Insurance Group’s August announcement of an unexpected special dividend and an increased interim dividend supported the company’s share price amid competitive industry conditions. The company continued to focus on underwriting and expenses, which helped it free up capital for further special dividends. Direct Line’s management was forthright about shrinking premiums in a deteriorating price environment to maintain the company’s strategy of rigorous price discipline. On the claims side, the company benefited from regulatory reforms, internal actions such as improved claims management that allowed for faster claims settlement, and legal reforms that reduced incentives for lawyers to pursue small claims. In late September, Direct Line announced the sale of its German and Italian operations at a price that exceeded our expectations. At the time of the announcement, the company also stated its intent to return the net proceeds of the transaction to its shareholders.

Top 10 Equity Holdings
9/30/14
% of Total
Sector/Industry, Country	Net Assets
DeepOcean Group Holding BV	4.4%
Energy Equipment & Services, Netherlands
DIRECTV	3.3%
Media, U.S.
Tribune Media Co., A & B	2.9%
Media, U.S.
Covidien PLC	2.8%
Health Care Equipment & Supplies, U.S.
Shire PLC	2.7%
Pharmaceuticals, Ireland
Symantec Corp.	2.5%
Software, U.S.
Lorillard Inc.	2.1%
Tobacco, U.S.
Vodafone Group PLC	2.1%
Wireless Telecommunication Services, U.K.
CIT Group Inc.	2.0%
Banks, U.S.
Direct Line Insurance Group PLC	1.9%
Insurance, U.K.

Symantec showed further progress in its ongoing turnaround following the March removal of its CEO and a sales force reorganization initiated last year. Symantec reported quarterly earnings that were in line with analyst estimates during the period under review, but investors appeared to be encouraged by new product launches in its security and storage businesses and resilience in license demand for the company’s software. The chief financial officer and interim CEO also stated that 30% margin expansion and 5% revenue growth were achievable goals. Reports that the company was attracting the interest of activist investors and private equity firms also supported Symantec shares.

During the period under review, some of the Fund’s investments negatively affected performance. These included transportation company FirstGroup, media firm Tribune Media and energy services company Fugro.

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FRANKLIN MUTUAL RECOVERY FUND

FirstGroup shares were negatively affected by the U.K. Labor Party’s commitment, if elected to power, to allow public sector and not-for-profit entities to bid for U.K. rail franchises. This development hurt investor sentiment as FirstGroup was slated for a number of franchises due to be rebid following the election, and all of the company’s current franchises were set to expire by early 2016. Earlier in the period, the stock came under pressure amid investor concerns of a possible second rights issue to take place in early April, following a sizable issuance in May 2013. Concerns about a rights issue subsided in late April as credit rating agency Standard & Poor’s maintained its credit rating for FirstGroup and provided positive comments regarding the company’s financial health.

Tribune Media owns and operates newspapers and television stations in several major markets. The Fund’s positions in Class A and Class B shares arose from an equity-for-debt exchange that was part of a restructuring plan as the company emerged from bankruptcy in December 2012. Recently, shares of Tribune were affected by broad weakness in media stocks as investors grappled with weaker-than-expected advertising trends against the backdrop of difficult comparables from the prior year. Further, Tribune lost a lucrative affiliate contract with FOX in Seattle, adding to the company’s struggles in an already difficult market environment. However, Tribune completed two transactions during the period that we viewed favorably. In early August, the company completed a spin-off of Tribune Publishing in a move that separated its print publishing assets from the more attractive broadcasting business. Also in August, Tribune completed the sale of its stake in Cars.com to Gannett at what we believed to be an attractive price.

Fugro is a Netherlands-based energy services company that provides subsea geotechnical and survey solutions. Investors remained pessimistic about the company’s prospects following the announcement of a profit warning for the second quarter. Company management has commented that pricing pressures and underutilization have led to a contraction in profit margins and undermined efforts toward its stated goal of improving margins. In addition, local strikes in Brazil and an engine-room fire on the largest vessel in its fleet contributed to downtime and contract delays, which exacerbated margin contraction. We sold our position during the period.

As fellow shareholders, we found recent performance disappointing, but we remain confident that our disciplined investment approach has the potential to generate attractive returns with low correlation to broader markets. Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to continuing to serve your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of September 30, 2014, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN MUTUAL RECOVERY FUND

Christian Correa has been a portfolio manager for Franklin Mutual Recovery Fund since 2004. He joined Franklin Mutual Series in 2003 and serves as Director of Research for Franklin Mutual Advisers. Previously, he covered merger arbitrage and special situations at Lehman Brothers Holdings Inc.

Shawn Tumulty has been a portfolio manager for Franklin Mutual Recovery Fund since 2005. He is the head of Franklin Mutual Series’distressed securities team. Prior to joining Franklin Mutual Series, Mr. Tumulty was an analyst and portfolio manager at Kidder Peabody, Bankers Trust and Hamilton Partners Limited, where he focused on distressed debt investing.

Keith Luh has been a portfolio manager for Franklin Mutual Recovery Fund since 2009. He is also a research analyst specializing in distressed securities, merger and capital structure arbitrage, and event-driven situations. Prior to joining Franklin Mutual Series in 2005, Mr. Luh was an analyst in global investment research at Putnam Investments, where he also helped manage a best ideas research fund. Previously, he worked in the investment banking group at Volpe Brown Whelan and Co., LLC, and the derivative products trading group at BNP. Mr. Luh is also Adjunct Professor in Finance and Economics at the Graduate School of Business, Columbia University and the Gabelli School of Business, Fordham University.

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FRANKLIN MUTUAL RECOVERY FUND

Performance Summary as of September 30, 2014

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value[1]
Share Class (Symbol)	9/30/14	3/31/14	Change
A (FMRAX)	$12.26	$12.25	+$0.01
C (FCMRX)	$12.06	$12.09	+$0.03
Advisor (FMRVX)	$12.37	$12.34	+$0.03

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FRANKLIN MUTUAL RECOVERY FUND
PERFORMANCE SUMMARY

Performance as of 9/30/142

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

		Cumulative		Average Annual	Value of	Total Annual Operating Expenses[6]
Share Class		Total Return[3]		Total Return[4]	$10,000 Investment[5]	(with waiver)	(without waiver)
A						1.53%	3.72%
6-Month	+	0.08%[1]		-5.67%	$9,433
1-Year	+	10.68%	+	4.32%	$10,432
5-Year	+	55.37%	+	7.93%	$14,643
10-Year	+	53.04%	+	3.73%	$14,424
C						2.25%	4.44%
6-Month		-0.25%[1]		-1.25%	$9,875
1-Year	+	9.91%	+	8.91%	$10,891
5-Year	+	50.12%	+	8.46%	$15,012
10-Year	+	43.09%	+	3.65%	$14,309
Advisor						1.25%	3.44%
6-Month	+	0.24%[1]	+	0.24%	$10,024
1-Year	+	10.96%	+	10.96%	$11,096
5-Year	+	57.82%	+	9.56%	$15,782
10-Year	+	57.91%	+	4.67%	$15,791

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

All investments involve risks, including possible loss of principal. The Fund may invest in companies engaged in mergers, reorganizations or liquidations, which involve special risks, as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is a nondiversified fund and may experience increased susceptibility to adverse economic or regulatory developments affecting similar issuers or securities.
The Fund may invest in foreign securities whose risks include currency fluctuations, and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Price and total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at
9/30/14 for financial reporting purposes, and as a result, the net asset values for shareholder transactions and the total returns based on those net asset values differ from the adjusted net asset values and total returns reported in the Financial Highlights.
2. The Fund has expense reductions contractually guaranteed through at least 7/31/15. Fund investment results reflect the expense reductions, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN MUTUAL RECOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribu- tion and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 4/1/14	Value 9/30/14	Period* 4/1/14–9/30/14
A
Actual	$1,000	$1,000.80	$7.91
Hypothetical (5% return before expenses)	$1,000	$1,017.16	$7.98
C
Actual	$1,000	$997.50	$11.41
Hypothetical (5% return before expenses)	$1,000	$1,013.64	$11.50
Advisor
Actual	$1,000	$1,002.40	$6.42
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.47

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.58%; C: 2.28%;
and Advisor: 1.28%), multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

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FRANKLIN MUTUAL RECOVERY FUND

Financial Highlights
	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.25	$10.54	$9.49	$10.20	$9.75	$7.02
Income from investment operations[a]:
Net investment income[b]	0.14	0.47 [c]	0.23	0.17	0.16 [d]	—[e]
Net realized and unrealized gains (losses)	(0.11)	1.53	0.96	(0.56)	0.81	2.84
Total from investment operations	0.03	2.00	1.19	(0.39)	0.97	2.84
Less distributions from net investment
income	—	(0.29)	(0.14)	(0.32)	(0.52)	(0.11)
Net asset value, end of period	$12.28	$12.25	$10.54	$9.49	$10.20	$9.75

Total return[f]	0.24%	19.09%	12.71%	(3.38)%	9.95%	39.86%

Ratios to average net assets[g]
Expenses before waiver, payments by
affiliates, unaffiliated fee reimbursement
and expense reduction[h]	3.75%	3.72%	2.83%	2.75%	3.62%	3.60%
Expenses net of waiver, payments by
affiliates, unaffiliated fee reimbursement
and expense reduction[h]	1.58%[i]	1.53%[i]	1.62%	2.25%	3.62%	3.09%[i,j]
Expenses incurred in connection with
securities sold short	0.08%	0.05%	0.04%	0.12%	0.13%	1.26%
Net investment income	2.11%	4.14%[c]	1.87%	1.81%	1.56%[d]	—%[k]

Supplemental data
Net assets, end of period (000’s)	$23,146	$24,329	$23,480	$32,629	$65,043	$88,575
Portfolio turnover rate	22.54%	58.30%	60.11%	91.52%	65.17%	117.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.23 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.10%.
dNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.09%.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.
hIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
iBenefit of expense reduction rounds to less than 0.01%.
jIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.
kRounds to less than 0.01%.

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FRANKLIN MUTUAL RECOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.09	$10.41	$9.36	$10.05	$9.60	$6.91
Income from investment operations[a]:
Net investment income (loss)[b]	0.09	0.38 [c]	0.11	0.10	0.09 [d]	(0.07)
Net realized and unrealized gains (losses)	(0.10)	1.51	1.00	(0.54)	0.79	2.81
Total from investment operations	(0.01)	1.89	1.11	(0.44)	0.88	2.74
Less distributions from net investment
income	—	(0.21)	(0.06)	(0.25)	(0.43)	(0.05)
Net asset value, end of period	$12.08	$12.09	$10.41	$9.36	$10.05	$9.60

Total return[e]	(0.08)%	18.23%	11.93%	(4.01)%	9.16%	38.78%

Ratios to average net assets[f]
Expenses before waiver, payments by
affiliates, unaffiliated fee reimbursement
and expense reduction[g]	4.45%	4.44%	3.54%	3.45%	4.32%	4.31%
Expenses net of waiver, payments by
affiliates, unaffiliated fee reimbursement
and expense reduction[g]	2.28%[h]	2.25%[h]	2.33%	2.95%	4.32%	3.80%[h,i]
Expenses incurred in connection with
securities sold short	0.08%	0.05%	0.04%	0.12%	0.13%	1.26%
Net investment income (loss)	1.41%	3.42%[c]	1.16%	1.11%	0.86%[d]	(0.71)%

Supplemental data
Net assets, end of period (000’s)	$10,044	$10,573	$11,615	$16,754	$27,432	$38,893
Portfolio turnover rate	22.54%	58.30%	60.11%	91.52%	65.17%	117.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.23 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 1.38%.
dNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.61%).
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

franklintempleton.com The accompanying notes are an integral part of these financial statements. | Semiannual Report | 13

FRANKLIN MUTUAL RECOVERY FUND
FINANCIAL HIGHLIGHTS

	Six Months Ended
	September 30, 2014		Year Ended March 31,
	(unaudited)	2014	2013	2012	2011	2010
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$12.34	$10.61	$9.56	$10.28	$9.83	$7.08
Income from investment operations[a]:
Net investment income[b]	0.16	0.51 [c]	0.15	0.19	0.17 [d]	0.02
Net realized and unrealized gains (losses)	(0.11)	1.54	1.08	(0.55)	0.83	2.87
Total from investment operations	0.05	2.05	1.23	(0.36)	1.00	2.89
Less distributions from net investment
income	—	(0.32)	(0.18)	(0.36)	(0.55)	(0.14)
Net asset value, end of period	$12.39	$12.34	$10.61	$9.56	$10.28	$9.83

Total return[e]	0.41%	19.46%	13.01%	(3.02)%	10.22%	40.21%

Ratios to average net assets[f]
Expenses before waiver, payments by
affiliates, unaffiliated fee reimbursement
and expense reduction[g]	3.45%	3.44%	2.54%	2.45%	3.32%	3.31%
Expenses net of waiver, payments by
affiliates, unaffiliated fee reimbursement
and expense reduction[g]	1.28%[h]	1.25%[h]	1.33%	1.95%	3.32%	2.80%[h,i]
Expenses incurred in connection with
securities sold short	0.08%	0.05%	0.04%	0.12%	0.13%	1.26%
Net investment income	2.41%	4.42%[c]	2.16%	2.11%	1.86%[d]	0.29%

Supplemental data
Net assets, end of period (000’s)	$24,371	$26,529	$25,707	$24,496	$29,269	$39,349
Portfolio turnover rate	22.54%	58.30%	60.11%	91.52%	65.17%	117.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.23 per share received in the form of a special dividend paid in connection with certain Fund’s holdings.
Excluding this amount, the ratio of net investment income to average net assets would have been 2.38%.
dNet investment income per share includes approximately $0.14 per share received in the form of a special dividend paid in connection with a corporate REIT conversion.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.39%.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gIncludes dividend and interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(f).
hBenefit of expense reduction rounds to less than 0.01%.
iIncludes a one-time unaffiliated fee reimbursement of 0.25% associated with borrowing fees.

14 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL RECOVERY FUND

Statement of Investments, September 30, 2014 (unaudited)
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 58.3%
Aerospace & Defense 1.0%
[a]B/E Aerospace Inc.	United States	7,106	$596,478
Auto Components 1.8%
[a,b]International Automotive Components Group Brazil LLC	Brazil	185,241	28,901
[a,b,c] International Automotive Components Group North America LLC	United States	1,263,310	1,021,386
			1,050,287
Banks 2.3%
Barclays PLC	United Kingdom	42,780	157,757
[d]CIT Group Inc.	United States	25,560	1,174,738
			1,332,495
Chemicals 0.9%
Tronox Ltd., A	United States	20,435	532,332
Communications Equipment 0.3%
[a,c,e]Sorenson Communications Inc., Membership Interests	United States	1,508	150,800
Consumer Finance 0.2%
[a]Ally Financial Inc.	United States	6,310	146,013
Diversified Consumer Services 0.4%
[a]Cengage Learning Holdings II LP	United States	7,048	220,250
Diversified Financial Services 0.6%
Capmark Financial Group Inc.	United States	64,464	324,254
Diversified Telecommunication Services 0.9%
Koninklijke KPN NV	Netherlands	167,450	536,506
Energy Equipment & Services 5.2%
[a]DeepOcean Group Holding BV	Netherlands	91,357	2,557,996
Transocean Ltd.	United States	13,932	445,406
			3,003,402
Health Care Equipment & Supplies 2.8%
[d]Covidien PLC	United States	18,550	1,604,760
Hotels, Restaurants & Leisure 1.4%
[a]Pinnacle Entertainment Inc.	United States	31,360	786,822
Insurance 5.8%
Ageas	Belgium	12,180	404,318
Direct Line Insurance Group PLC	United Kingdom	229,565	1,094,994
[a]RSA Insurance Group PLC	United Kingdom	111,550	876,247
[a]Storebrand ASA	Norway	56,960	316,986
UNIQA Insurance Group AG	Austria	55,868	639,235
			3,331,780
IT Services 0.9%
Xerox Corp.	United States	37,333	493,916
Machinery 1.0%
CNH Industrial NV, special voting (EUR Traded)	United Kingdom	2,890	22,994
CNH Industrial NV, special voting (USD Traded)	United Kingdom	53,898	427,411
Vossloh AG	Germany	1,910	129,604
			580,009

franklintempleton.com Semiannual Report | 15

FRANKLIN MUTUAL RECOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Media 9.1%
CBS Corp., B	United States	7,480	$400,180
[a]DIRECTV	United States	22,000	1,903,440
Nine Entertainment Co. Holdings Ltd.	Australia	177,936	317,815
Time Warner Cable Inc.	United States	4,155	596,201
Time Warner Inc.	United States	3,660	275,269
[a]Tribune Media Co., A	United States	15,492	1,019,374
[a]Tribune Media Co., B	United States	9,499	625,034
[a]Tribune Publishing Co.	United States	6,247	126,064
			5,263,377
Metals & Mining 0.9%
[d]Freeport-McMoRan Inc., B	United States	15,252	497,978
Oil, Gas & Consumable Fuels 3.8%
BP PLC	United Kingdom	122,500	900,593
[a]Cairn Energy PLC	United Kingdom	216,300	618,963
Talisman Energy Inc. (CAD Traded)	Canada	4,602	39,830
Talisman Energy Inc. (USD Traded)	Canada	72,508	627,194
			2,186,580
Paper & Forest Products 0.5%
NewPage Holdings Inc.	United States	2,892	267,510
Personal Products 1.2%
Avon Products Inc.	United States	54,716	689,422
Pharmaceuticals 5.9%
AstraZeneca PLC	United Kingdom	9,291	669,045
[a,d]Hospira Inc.	United States	16,305	848,349
Shire PLC	Ireland	18,211	1,576,662
Teva Pharmaceutical Industries Ltd., ADR	Israel	5,881	316,104
			3,410,160
Real Estate Investment Trusts (REITs) 1.2%
Spirit Realty Capital Inc.	United States	65,170	714,915
Road & Rail 1.6%
[a]FirstGroup PLC	United Kingdom	482,530	938,791
Semiconductors & Semiconductor Equipment 1.2%
Tokyo Electron Ltd., ADR	Japan	42,500	692,750
Software 2.5%
[d]Symantec Corp.	United States	60,060	1,412,011
Technology Hardware, Storage & Peripherals 0.7%
[a]Eastman Kodak Co.	United States	10,042	220,622
[a]Eastman Kodak Co., wts., 9/03/18	United States	457	3,437
[a]Eastman Kodak Co., wts., 9/03/18	United States	457	2,970
Samsung Electronics Co. Ltd.	South Korea	149	167,227
			394,256
Tobacco 2.1%
[d]Lorillard Inc.	United States	20,212	1,210,901

16 | Semiannual Report franklintempleton.com

FRANKLIN MUTUAL RECOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value
Common Stocks and Other Equity Interests (continued)
Wireless Telecommunication Services 2.1%
Vodafone Group PLC	United Kingdom	359,050	$1,189,869
Total Common Stocks and Other Equity Interests
(Cost $31,423,372)			33,558,624
Preferred Stocks 1.9%
Automobiles 1.1%
Porsche Automobil Holding SE, pfd.	Germany	6,053	484,957
Volkswagen AG, pfd.	Germany	600	124,572
			609,529
Technology Hardware, Storage & Peripherals 0.8%
Samsung Electronics Co. Ltd., pfd.	South Korea	568	483,496
Total Preferred Stocks (Cost $1,001,188)			1,093,025

		Principal
		Amount*
Corporate Bonds, Notes and Senior Floating Rate
Interests 18.7%
Avaya Inc.,
[f]senior note, 144A, 10.50%, 3/01/21	United States	654,000	575,520
[g,h]Tranche B-3 Term Loan, 4.654%, 10/26/17	United States	224,222	213,992
[g,h]Tranche B-6 Term Loan, 6.50%, 3/31/18	United States	54,045	53,665
[g,h]Caesars Entertainment Operating Co. Inc., Senior Tranche, first lien, 3/01/17,
B5B, 5.949%	United States	155,025	141,485
B6B, 6.949%	United States	741,097	676,847
[i]B7, 9.75%	United States	177,610	168,716
[g,h]Cengage Learning Acquisitions Inc., First Lien Exit Term Loan, 7.00%, 3/31/20	United States	44,775	44,842
[g,h]Eastman Kodak Co.,
First Lien Term Loan, 7.25%, 9/03/19	United States	152,075	153,192
Second Lien Term Loan, 10.75%, 9/03/20	United States	514,000	518,815
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	106,000	127,200
senior note, 11.75%, 8/15/21	United States	321,000	373,162
[f,j]First Data Holdings Inc., 144A, PIK, 14.50%, 9/24/19	United States	27,057	28,511
GenOn Americas Generation LLC, senior bond, 9.125%, 5/01/31	United States	1,159,000	1,066,280
[g,h]iHeartCommunications Inc.,
Tranche B Term Loan, 3.807%, 1/29/16	United States	8,759	8,694
Tranche C Term Loan, 3.807%, 1/29/16	United States	1,687	1,666
Tranche D Term Loan, 6.907%, 1/30/19	United States	1,272,694	1,217,412
Tranche E Term Loan, 7.657%, 7/30/19	United States	408,909	400,730
[g,h]JC Penney Corp. Inc., Term Loan, 6.00%, 5/22/18	United States	623,633	623,633
[g,h]KIK Custom Products Inc., Second Lien Term Loan, 9.50%, 11/17/19	United States	660,000	664,675
[f]Lee Enterprises Inc., senior secured note, first lien, 144A, 9.50%, 3/15/22	United States	745,000	758,037
[g,h]Moxie Liberty LLC, Construction B-1 Term Loan, 7.50%, 8/21/20	United States	448,000	459,200
[g,h]Moxie Patriot LLC, Construction B-1 Term Loan, 6.75%, 12/18/20	United States	252,000	258,300
NGPL PipeCo LLC,
[f]secured note, 144A, 7.119%, 12/15/17	United States	234,000	235,170
[f,k]senior secured note, 144A, 9.625%, 6/01/19	United States	348,000	370,620
[g,h]Term Loan B, 6.75%, 9/15/17	United States	19,926	19,892

franklintempleton.com Semiannual Report | 17

FRANKLIN MUTUAL RECOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
[c,f,j]Sorenson Communications Inc., secured note, second lien, 144A, PIK,
9.00%, 10/31/20	United States	649,999	$613,975
[c,f,j]Sorenson Holdings LLC/Finance Corp., senior note, 144A, PIK, 13.00%,
10/31/21	United States	493,999	472,181
Toys R Us-Delaware Inc., 9/01/16,
[f]first lien, 144A, 7.375%	United States	321,000	321,000
[g,h,i]Term Loan B1, 6.00%	United States	118,798	117,187
Walter Energy Inc.,
[f]first lien, 144A, 9.50%, 10/15/19	United States	37,000	33,485
[f,j]second lien, 144A, PIK, 11.50%, 4/01/20	United States	12,000	5,520
[g,h,i]Term Loan B, 7.25%, 4/01/18	United States	15,000	13,294
Total Corporate Bonds, Notes and Senior Floating
Rate Interests (Cost $10,537,537)			10,736,898
Corporate Bonds, Notes and Senior Floating Rate Interests
in Reorganization 9.4%
[l] Nortel Networks Corp., cvt., senior note,
1.75%, 4/15/12	Canada	1,752,000	1,730,100
2.125%, 4/15/14	Canada	171,000	168,649
[l] Nortel Networks Ltd., senior note,
10.125%, 7/15/13	Canada	600,000	676,500
10.75%, 7/15/16	Canada	25,000	28,563
[l] Northern Telecom Ltd., 6.875%, 9/01/23	Canada	368,000	158,240
[g,h,l]Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.65%,
10/10/17	United States	2,524,660	1,878,769
[f,l]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric
Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	941,000	792,792
Total Corporate Bonds, Notes and Senior Floating Rate
Interests in Reorganization (Cost $5,628,004)			5,433,613

		Shares
Companies in Liquidation 3.4%
[a]Adelphia Recovery Trust	United States	11,280,134	24,816
[a,m]Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent
Distribution	United States	1,018,915	12,533
[a,b,c]CB FIM Coinvestors LLC	United States	1,439,821	—
[a,e,m]Century Communications Corp., Contingent Distribution	United States	2,826,000	—
EME Reorganization Trust	United States	3,653,879	502,774
[a,b]FIM Coinvestor Holdings I, LLC	United States	1,801,197	—
[a,f]KGen Power Corp., 144A	United States	141,643	37,702
[a,n]Lehman Brothers Holdings Inc., Bankruptcy Claim	United States	5,404,577	1,357,900
[a,e,m]NewPage Corp., Litigation Trust, Contingent Distribution	United States	723,000	—
[a,e,m]Tribune Litigation Trust, Contingent Distribution	United States	20,112	—
[a,e,m]Tropicana Entertainment LLC, Contingent Distribution	United States	12,892,000	—
Total Companies in Liquidation (Cost $3,197,309)			1,935,725

		Principal
		Amount*
Municipal Bonds (Cost $186,995) 0.3%
Puerto Rico Commonwealth GO, Refunding, Series A, 8.00%, 7/01/35	United States	200,000	176,500

18 | Semiannual Report franklintempleton.com

FRANKLIN MUTUAL RECOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Notional
	Counterparty	Amount*		Value

Options Purchased 0.3%
Payer Swaptions – Over-the-Counter
Interest Rate 0.0%†
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/14/17	MSCS	203,817,000	JPY	$2,627
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 3/16/17	MSCS	93,000,000	JPY	1,223
Receive floating 6-month JPY LIBOR, Pay fixed 3.00%, Expires 6/15/17	MSCS	105,933,333	JPY	1,441
				5,291
Puts – Over-the-Counter
Currency Options 0.3%
JPY/USD, June Strike Price 90 JPY, Expires 6/15/17	BANT	35,280,000	JPY	61,259
JPY/USD, June Strike Price 95 JPY, Expires 6/15/17	BANT	47,853,400	JPY	60,189
JPY/USD, June Strike Price 100 JPY, Expires 6/15/17	BANT	63,308,000	JPY	55,518
				176,966
Total Options Purchased (Cost $200,899)				182,257
Total Investments before Short Term Investments
(Cost $52,175,304)				53,116,642

		Principal
	Country	Amount*
Short Term Investments 1.0%
U.S. Government and Agency Securities (Cost $499,994) 0.9%
[o]U.S. Treasury Bills, 1/02/15	United States	500,000		499,981
Total Investments before Money Market Funds
(Cost $52,675,298)				53,616,623

		Shares

[p]Investments from Cash Collateral Received for Loaned
Securities (Cost $68,820) 0.1%
Money Market Funds 0.1%
[q]BNY Mellon Overnight Government Fund, 0.026%	United States	68,820		68,820
Total Investments (Cost $52,744,118) 93.3%				53,685,443
Options Written (0.0)%†				(26,418)
Securities Sold Short (6.5)%				(3,717,522)
Other Assets, less Liabilities 13.2%				7,619,681
Net Assets 100.0%				$57,561,184

		Number of
		Contracts
[r]Options Written (0.0)%†
Puts – Exchange-Traded
Aerospace & Defense (0.0)%†
B/E Aerospace Inc., October Strike Price $90, Expires 10/18/14	United States	15		$(9,420)
Tobacco (0.0)%†
Lorillard Inc., January Strike Price $55, Expires 1/17/15	United States	100		(7,100)
				$(16,520)

franklintempleton.com Semiannual Report | 19

FRANKLIN MUTUAL RECOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

		Number of
	Counterparty	Contracts	Value

[r]Options Written (continued)
Puts – Over-the-Counter
Banks (0.0)%†
Barclays PLC, December Strike Price 2.40 GBP, Expires 12/19/14	MSCS	33	$(9,898)
Total Options Written (Premiums Received $36,505)			$(26,418)

	Country	Shares
[s]Securities Sold Short (6.5)%
Common Stocks (6.5)%
Diversified Telecommunication Services (1.6)%
AT&T Inc.	United States	26,400	$(930,336)
Health Care Equipment & Supplies (1.9)%
Medtronic Inc.	United States	17,733	(1,098,559)
Pharmaceuticals (1.7)%
AbbVie Inc.	United States	16,316	(942,412)
Semiconductors & Semiconductor Equipment (1.3)%
Applied Materials Inc.	United States	34,531	(746,215)
Total Securities Sold Short (Proceeds $3,577,850)			$(3,717,522)

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
†Rounds to less than 0.1% of net assets.
aNon-income producing.
bSee Note 9 regarding restricted securities.
cAt September 30, 2014, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time.
dSecurity or a portion of the security has been pledged as collateral for securities sold short. At September 30, 2014, the aggregate value of these securities and/or cash pledged as collateral was $7,717,956, representing 13.41% of net assets.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At September, 30, 2014, the aggregate value of these securities was $150,800, representing 0.26% of net assets.
fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of
Trustees. At September 30, 2014, the aggregate value of these securities was $4,244,513, representing 7.37% of net assets.
gThe coupon rate shown represents the rate at period end.
hSee Note 1(h) regarding senior floating rate interests.
iA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
jIncome may be received in additional securities and/or cash.
kA portion or all of the security is on loan at September 30, 2014. See Note 1(g).
lSee Note 8 regarding credit risk and defaulted securities.
mContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.
nBankruptcy claims represent the right to receive distributions, if any, during the liquidation of the underlying pool of assets. Shares represent amount of allowed unsecured claims.
oThe security is traded on a discount basis with no stated coupon rate.
pSee Note 1(g) regarding securities on loan.
qThe rate shown is the annualized seven-day yield at period end.
rSee Note 1(d) regarding written options.
sSee Note 1(f) regarding securities sold short.

20 | Semiannual Report franklintempleton.com

FRANKLIN MUTUAL RECOVERY FUND
STATEMENT OF INVESTMENTS (UNAUDITED)

At September 30, 2014, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date Appreciation Depreciation

Australian Dollar	HSBC	Buy	39,819	$36,125	10/20/14	$34	$(1,348)
Australian Dollar	HSBC	Sell	402,800	373,207	10/20/14	21,067	—
Euro	BANT	Buy	164,683	221,369	11/17/14	—	(13,322)
Euro	BANT	Sell	369,923	507,608	11/17/14	40,277	—
Euro	BBU	Buy	3,172	4,256	11/17/14	—	(249)
Euro	BBU	Sell	475,615	652,712	11/17/14	51,858	—
Euro	DBFX	Buy	3,172	4,254	11/17/14	—	(247)
Euro	FBCO	Buy	20,740	27,569	11/17/14	—	(1,368)
Euro	HSBC	Buy	48,224	64,704	11/17/14	—	(3,782)
Euro	HSBC	Sell	57,901	79,443	11/17/14	6,296	—
Euro	SCBT	Buy	10,251	13,271	11/17/14	—	(321)
Euro	SSBT	Buy	258,774	335,315	11/17/14	—	(8,401)
Norwegian Krone	BANT	Sell	1,840,302	308,157	11/21/14	22,296	—
Norwegian Krone	BONY	Buy	68,930	10,867	11/21/14	—	(160)
Norwegian Krone	BONY	Sell	109,101	17,355	11/21/14	407	—
Norwegian Krone	DBFX	Buy	52,740	8,562	11/21/14	—	(370)
Norwegian Krone	DBFX	Sell	83,828	13,336	11/21/14	315	—
Norwegian Krone	SSBT	Buy	60,240	9,643	11/21/14	—	(285)
Euro	BANT	Sell	1,264,990	1,718,561	1/20/15	119,655	—
Euro	DBFX	Sell	7,672	10,202	1/20/15	505	—
Euro	FBCO	Sell	19,766	26,443	1/20/15	1,459	—
Euro	HSBC	Sell	3,425	4,526	1/20/15	197	—
Euro	SSBT	Sell	152,390	204,025	1/20/15	11,409	—
South Korean Won	BANT	Sell	163,183,371	157,753	2/12/15	3,927	—
South Korean Won	BONY	Sell	16,984,164	16,457	2/12/15	447	—
South Korean Won	FBCO	Sell	276,813,482	267,385	2/12/15	6,444	—
South Korean Won	HSBC	Buy	60,598,387	57,872	2/12/15	—	(749)
South Korean Won	HSBC	Sell	278,466,870	270,592	2/12/15	8,093	—
British Pound	BANT	Sell	1,454,988	2,423,389	2/19/15	67,773	—
British Pound	BONY	Sell	134,500	218,268	2/19/15	513	—
British Pound	FBCO	Sell	1,366,832	2,277,826	2/19/15	64,934	—
British Pound	HSBC	Sell	63,515	103,456	2/19/15	646	(21)
British Pound	SCBT	Sell	34,262	55,843	2/19/15	373	—
British Pound	SSBT	Buy	137,700	229,485	2/19/15	—	(6,549)
British Pound	SSBT	Sell	1,370,204	2,283,583	2/19/15	65,231	—
Unrealized appreciation (depreciation)						494,156	(37,172)
Net unrealized appreciation (depreciation)						$456,984

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 38.

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FRANKLIN MUTUAL RECOVERY FUND

Financial Statements

Statement of Assets and Liabilities
September 30, 2014 (unaudited)

Assets:
Investments in securities:
Cost	$52,744,118
Value (includes securities loaned in the amount of $66,030)	$53,685,443
Cash	3,395,267
Restricted Cash (Note 1e)	110,000
Foreign currency, at value (cost $30,683)	30,636
Receivables:
Capital shares sold	283
Dividends and interest	211,308
Due from brokers	3,944,739
Unrealized appreciation on forward exchange contracts	494,156
Total assets	61,871,832
Liabilities:
Payables:
Investment securities purchased	193,714
Management fees	24,201
Administrative fees	654
Distribution fees	30,136
Transfer agent fees	12,402
Trustees’ fees and expenses	2,142
Options written, at value (premiums received $36,505)	26,418
Securities sold short, at value (proceeds $3,577,850)	3,717,522
Payable upon return of securities loaned	68,820
Due to brokers	110,000
Unrealized depreciation on forward exchange contracts	37,172
Accrued expenses and other liabilities	87,467
Total liabilities	4,310,648
Net assets, at value	$57,561,184
Net assets consist of:
Paid-in capital	$198,108,580
Undistributed net investment income	1,726,002
Net unrealized appreciation (depreciation)	1,266,293
Accumulated net realized gain (loss)	(143,539,691)
Net assets, at value	$57,561,184

22 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

FRANKLIN MUTUAL RECOVERY FUND
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
September 30, 2014 (unaudited)

Class A:
Net assets, at value	$23,146,403
Shares outstanding	1,885,644
Net asset value per share[a]	$12.28
Maximum offering price per share (net asset value per share ÷ 94.25%)	$13.03
Class C:
Net assets, at value	$10,043,598
Shares outstanding	831,705
Net asset value and maximum offering price per share[a]	$12.08
Advisor Class:
Net assets, at value	$24,371,183
Shares outstanding	1,967,495
Net asset value and maximum offering price per share	$12.39

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN MUTUAL RECOVERY FUND
FINANCIAL STATEMENTS

Statement of Operations
for the six months ended September 30, 2014 (unaudited)

Investment income:
Dividends	$562,050
Interest	543,156
Income from securities loaned	1,298
Total investment income	1,106,504
Expenses:
Management fees (Note 4a)	749,916
Administrative fees (Note 4b)	59,998
Distribution fees: (Note 4c)
Class A	36,788
Class C	52,419
Transfer agent fees: (Note 4e)
Class A	14,193
Class C	6,158
Advisor Class	14,887
Custodian fees (Note 5)	1,073
Reports to shareholders	16,815
Registration and filing fees	31,520
Professional fees	84,645
Trustees’ fees and expenses	11,770
Dividends and interest on securities sold short	23,970
Other	18,248
Total expenses	1,122,400
Expense reductions (Note 5)	(58)
Expenses waived/paid by affiliates (Notes 4a and 4f)	(649,744)
Net expenses	472,598
Net investment income	633,906
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	1,982,305
Written options	27,721
Foreign currency transactions	(73,408)
Securities sold short	(18,279)
Net realized gain (loss)	1,918,339
Net change in unrealized appreciation (depreciation) on:
Investments	(2,925,923)
Translation of other assets and liabilities denominated in foreign currencies	534,123
Net change in unrealized appreciation (depreciation)	(2,391,800)
Net realized and unrealized gain (loss)	(473,461)
Net increase (decrease) in net assets resulting from operations	$160,445

24 | Semiannual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	FRANKLIN MUTUAL RECOVERY FUND
	FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2014	Year Ended
	(unaudited)	March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income	$633,906	$2,468,139
Net realized gain (loss) from investments, written options, foreign currency transactions
and securities sold short	1,918,339	6,519,494
Net change in unrealized appreciation (depreciation) on investments and translation of other
assets and liabilities denominated in foreign currencies	(2,391,800)	1,377,950
Net increase (decrease) in net assets resulting from operations	160,445	10,365,583
Distributions to shareholders from:
Net investment income:
Class A	—	(572,001)
Class C	—	(190,812)
Advisor Class	—	(689,555)
Total distributions to shareholders	—	(1,452,368)
Capital share transactions: (Note 2)
Class A	(1,253,694)	(2,640,048)
Class C	(519,230)	(2,620,197)
Advisor Class	(2,257,669)	(3,024,036)
Total capital share transactions	(4,030,593)	(8,284,281)
Net increase (decrease) in net assets	(3,870,148)	628,934
Net assets:
Beginning of period	61,431,332	60,802,398
End of period	$57,561,184	$61,431,332
Undistributed net investment income included in net assets:
End of period	$1,726,002	$1,092,096

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FRANKLIN MUTUAL RECOVERY FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end, continuously offered management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share at the close of the New York Stock Exchange (NYSE), generally at 4 p.m. Eastern time (NYSE close) on each day the NYSE is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of the NYSE close, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that

26 | Semiannual Report

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FRANKLIN MUTUAL RECOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily NYSE close. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Also, when the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

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FRANKLIN MUTUAL RECOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counter-parties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the coun-terparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities.

Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate and foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Notes 7 and 10 regarding investment transactions and other derivative information, respectively.

e. Restricted Cash

At September 30, 2014, the Fund received restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current fair value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale to

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FRANKLIN MUTUAL RECOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the extent necessary to meet margin requirements until the short position is closed out. A deposit must also be maintained with the Fund’s custodian/counterparty broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends and/or interest due on securities sold short. Such dividends and/or interest and any security borrowing fees are recorded as an expense to the Fund.

g. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

h. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

i. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of September 30, 2014, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax

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FRANKLIN MUTUAL RECOVERY FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

j. Security Transactions, Investment Income, Expenses and Distributions (continued)

regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

k. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At September 30, 2014, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	September 30, 2014		March 31, 2014
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	63,963	$803,057	237,257	$2,706,828
Shares issued in reinvestment of distributions	—	—	29,347	342,770
Shares redeemed	(164,208)	(2,056,751)	(508,115)	(5,689,646)
Net increase (decrease)	(100,245)	$(1,253,694)	(241,511)	$(2,640,048)
Class C Shares:
Shares sold	5,746	$71,024	72,520	$831,055
Shares issued in reinvestment of distributions	—	—	7,535	87,101
Shares redeemed	(48,290)	(590,254)	(321,451)	(3,538,353)
Net increase (decrease)	(42,544)	$(519,230)	(241,396)	$(2,620,197)
Advisor Class Shares:
Shares sold	15,272	$193,863	78,426	$899,162
Shares issued in reinvestment of distributions	—	—	51,380	604,225
Shares redeemed	(197,015)	(2,451,532)	(402,482)	(4,527,423)
Net increase (decrease)	(181,743)	$(2,257,669)	(272,676)	$(3,024,036)

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FRANKLIN MUTUAL RECOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Tender Shares

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays Franklin Mutual an investment management fee comprised of a “base fee” and a “performance adjustment”. The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month’s average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund’s total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 2.50% of the average daily net assets of the Fund.

Franklin Mutual has contractually agreed to waive or limit its fees so that the management fees paid by the Fund do not exceed an annual rate of 0.50% of the Fund’s average daily net assets through July 31, 2015.

Effective August 1, 2014, under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund. The subadvisory fee is paid by Franklin Mutual based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year

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FRANKLIN MUTUAL RECOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

The Board has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated
broker/dealers	$2,253
CDSC retained	$—

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended September 30, 2014, the Fund paid transfer agent fees of $35,238, of which $14,128 was retained by Investor Services.

f. Waiver and Expense Reimbursements

Franklin Mutual and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and expense on securities sold short) for each class of the Fund do not exceed 1.20% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2015.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended September 30, 2014, the custodian fees were reduced as noted in the Statement of Operations.

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FRANKLIN MUTUAL RECOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2014, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2017	$44,141,197
2018	73,758,943
2019	18,751,585

Capital loss carryforwards not subject to expiration:
Long term	8,758,915
Total capital loss carryforwards	$145,410,640

At September 30, 2014, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$52,975,715

Unrealized appreciation	$5,841,152
Unrealized depreciation	(5,131,424)
Net unrealized appreciation (depreciation)	$709,728

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, pass-through entity income and corporate actions.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities and securities sold short) for the period ended September 30, 2014, aggregated $12,148,541 and $18,319,845, respectively.

Transactions in options written during the period ended September 30, 2014, were as follows:

	Number of
	Contracts	Premiums
Options outstanding at March 31, 2014	38	$9,479
Options written	173	69,323
Options expired	(38)	(9,479)
Options exercised	—	—
Options closed	(25)	(32,818)
Options outstanding at September 30, 2014	148	$36,505

See Notes 1(d) and 10 regarding derivative financial instruments and other derivative information, respectively.

8. Credit Risk and Defaulted Securities

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

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FRANKLIN MUTUAL RECOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Risk and Defaulted Securities (continued)

At September 30, 2014, the aggregate long value of distressed company securities for which interest recognition has been discontinued was $5,433,613, representing 9.44% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At September 30, 2014, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
1,439,821	CB FIM Coinvestors LLC	1/15/09–6/02/09	$—	$—
1,801,197	FIM Coinvestor Holdings I, LLC	11/20/06–6/02/09	—	—
185,241	International Automotive Components Group Brazil LLC	4/13/06–12/26/08	123,016	28,901
1,263,310	International Automotive Components Group North America LLC	3/15/06–3/18/13	1,026,600	1,021,386
	Total Restricted Securities (Value is 1.82% of Net Assets)		$1,149,616	$1,050,287

10. Other Derivative Information

At September 30, 2014, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts
Not Accounted for as	Statement of Assets and		Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Interest rate contracts	Investments, at value	$5,291
Foreign exchange contracts	Investments, at value / Unrealized	671,122	Unrealized depreciation on	$37,172
	appreciation on forward exchange		forward exchange contracts
	contracts
Equity contracts			Options written, at value	26,418

For the period ended September 30, 2014, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

			Change in
			Unrealized
Derivative Contracts	Realized Gain		Appreciation
Not Accounted for as		(Loss) for	(Depreciation)
Hedging Instruments	Statement of Operations Locations	the Period	for the Period
Interest rate contracts	Net change in unrealized appreciation (depreciation) on investments		$(14,040)

Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change	$(73,737)	573,944
	in unrealized appreciation (depreciation) on translation of other assets
	and liabilities denominated in foreign currencies
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized	27,721	6,118
	appreciation (depreciation) on investments

For the period ended September 30, 2014, the average month end fair value of derivatives represented 0.96% of average month end net assets. The average month end number of open derivative contracts for the period was 146.

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FRANKLIN MUTUAL RECOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At September 30, 2014, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward Exchange Contracts	$494,156	$37,172
Options Purchased	182,257	—
Options Written	—	9,898
Total	$676,413	$47,070

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At September 30, 2014, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a]	Received[b]	than zero)
Counterparty
BANT	$430,894	$(13,322)	$(380,632)	$—	$36,940
BBU	51,858	(249)	—	—	51,609
BONY	1,367	(160)	—	—	1,207
DBFX	820	(617)	—	—	203
FBCO	72,837	(1,368)	—	—	71,469
HSBC	36,333	(5,900)	—	—	30,433
MSCS	5,291	(5,291)	—	—	—
SCBT	373	(321)	—	—	52
SSBT	76,640	(15,235)	—	—	61,405
Total	$676,413	$(42,463)	$(380,632)	$—	$253,318

aAt September 30, 2014, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

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FRANKLIN MUTUAL RECOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

10. Other Derivative Information (continued)

At September 30, 2014, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BANT	$13,322	$(13,322)	$—	$—	$—
BBU	249	(249)	—	—	—
BONY	160	(160)	—	—	—
DBFX	617	(617)	—	—	—
FBCO	1,368	(1,368)	—	—	—
HSBC	5,900	(5,900)	—	—	—
MSCS	9,898	(5,291)	—	—	4,607
SCBT	321	(321)	—	—	—
SSBT	15,235	(15,235)	—	—	—
Total	$47,070	(42,463)	$—	$—	$4,607

See Notes 1(d) and 7 regarding derivative financial instruments and investment transactions, respectively.

See Abbreviations on page 38.

11. Credit Facility

The Fund participated in a $5 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Under the terms of the credit facility, which expired on May 23, 2014, and will not be extended for subsequent periods on the same or different terms, the Fund shall, in addition to interest charged on any borrowings made by the Fund, pay an annual commitment fee based upon the unused portion of the credit facility. During the period ended September 30, 2014, the Fund did not utilize the credit facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN MUTUAL RECOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of September 30, 2014, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$—	$—	$1,050,287		$1,050,287
Communications Equipment	—	—	150,800		150,800
Diversified Consumer Services	—	220,250	—		220,250
Energy Equipment & Services	445,406	2,557,996	—		3,003,402
Paper & Forest Products	—	267,510	—		267,510
All Other Equity Investments[b]	29,959,400	—	—[c]		29,959,400
Corporate Bonds, Notes and Senior Floating Rate Interests	—	10,736,898	—		10,736,898
Corporate Bonds, Notes and Senior Floating Rate Interests
in Reorganization	—	5,433,613	—		5,433,613
Companies in Liquidation	502,774	1,395,249	37,702	[c]	1,935,725
Municipal Bonds	—	176,500	—		176,500
Options Purchased	—	182,257	—		182,257
Short Term Investments	499,981	68,820	—		568,801
Total Investments in Securities	$31,407,561	$21,039,093	$1,238,789		$53,685,443
Other Financial Instruments
Forward Exchange Contracts	$—	$494,156	$—		$494,156
Liabilities:
Other Financial Instruments
Options Written	$16,520	$9,898	$—		$26,418
Securities Sold Short	3,717,522	—	—		3,717,522
Forward Exchange Contracts	—	37,172	—		37,172
Total Other Financial Instruments	$3,734,042	$47,070	$—		$3,781,112

aIncludes common and preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at September 30, 2014.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period. At September 30, 2014, the reconciliation of assets, is as follows:

										Net Change
										in Unrealized
						Net	Net			Appreciation
	Balance at		Transfers	Transfers		Realized	Unrealized	Balance		(Depreciation)
	Beginning	Purchases	Into	Out of	Cost Basis	Gain	Appreciation	at End		on Assets Held
	of Period	(Sales)	Level 3[a]	Level 3[b]	Adjustments	(Loss) (Depreciation)		of Period		at Period End
Assets:
Investments in Securities:
Equity Investments:[c]
Auto Components	$1,143,570	$—	$—	$—	$—	$—	$(93,283)	$1,050,287		$(93,283)
Communications Equipment	—	—	—	—	—	—	150,800	150,800		150,800
Energy Equipment & Services	2,466,639	—	—	(2,923,424)	—	—	456,785	—		—
Companies in Liquidation	—[d]	—	35,411	—	—	—	2,291	37,702	[d]	2,291
Total	$3,610,209	$—	$35,411	$(2,923,424)	$—	$—	$516,593	$1,238,789		$59,808

aThe investment was transferred into Level 3 as a result of its value being determined using a significant unobservable input.
bThe investment was transferred out of Level 3 as a result of the removal of a significant unobservable valuation input.
cIncludes common stocks as well as other equity investments.
dIncludes securities determined to have no value.

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FRANKLIN MUTUAL RECOVERY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of September 30, 2014, are as follows:

						Impact to Fair
	Fair Value at	Valuation				Value if Input
Description	End of Period	Technique	Unobservable Inputs	Amount		Increases[a]
Assets:
Investments in Securities:
Equity Investments:
Auto Components	$1,021,386	Market	Discount for lack of marketability	10%		Decrease[b]
		comparables	EV / EBITDA multiple	3.5	x	Increase[c]
All Other Investments[d]	217,403
Total	$1,238,789

aRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bRepresents a significant impact to fair value but not net assets.
cRepresents a significant impact to fair value and net assets.
dIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

Abbreviations List

EBITDA	Earnings before interest, taxes, depreciation and amortization
EV	Enterprise value

13. New Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Management is currently evaluating the impact, if any, of applying this provision.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty		Currency		Selected Portfolio
BANT	Bank of America N.A.	CAD	Canadian Dollar	ADR	American Depositary Receipt
BBU	Barclays Bank PLC	EUR	Euro	GO	General Obligation
BONY	Bank of New York Mellon	GBP	British Pound	LIBOR	London InterBank Offered Rate
DBFX	Deutsche Bank AG	JPY	Japanese Yen	PIK	Payment-In-Kind
FBCO	Credit Suisse Group AG	USD	United States Dollar
HSBC	HSBC Bank USA, N.A.
MSCS	Morgan Stanley Capital Services, LLC
SCBT	Standard Chartered Bank
SSBT	State Street Bank and Trust Co., N.A.

38 | Semiannual Report franklintempleton.com

FRANKLIN MUTUAL RECOVERY FUND

Shareholder Information

Board Review of Investment Management Agreement

The Board of Trustees (Board), including the independent trustees, at a Board meeting held on May 15, 2014, unanimously approved renewal of the Fund’s investment management agreement, as well as the Fund’s administrative services agreement, after negotiating with management the continuation of the existing cap on the investment management fee and on total expenses, each as more fully discussed below. Prior to a meeting of all of the trustees for the purpose of considering such renewals, the independent trustees held three meetings dedicated to the renewal process (those trustees unable to attend in person were present by telephonic conference means). Throughout the process, the independent trustees received assistance and advice from and met separately with independent counsel. The independent trustees met with and interviewed officers of the investment manager (including portfolio managers), the transfer agent and shareholder services group and the distributor. In approving the renewal of the investment management agreement and the administrative services agreement for the Fund, the Board, including the independent trustees, determined that, taking into account the caps on the investment management fee and total expenses, the investment management fee structure was fair and reasonable and that continuance of the agreements was in the best interests of the Fund and its shareholders.

In reaching their decision on the investment management agreement (as well as the administrative services agreement), the trustees took into account information furnished throughout the year at regular Board meetings, as well as information specifically requested and furnished for the renewal process, which culminated in the meetings referred to above for the specific purpose of considering such agreements. Information furnished throughout the year included, among others, reports on the Fund’s investment performance, expenses, portfolio composition, portfolio brokerage execution, client commission arrangements, derivatives, securities lending, portfolio turnover, Rule 12b-1 plans, distribution, shareholder servicing, legal and compliance matters, pricing of securities and sales and redemptions, as well as a third-party survey of transfer agent fees charged to funds within the Franklin Templeton Investments complex in comparison with those charged to other fund complexes deemed comparable. Also, related financial statements and other information about the scope and quality of services provided by the investment manager and its affiliates and enhancements to such services over the past year were provided. In addition, the trustees received periodic reports throughout the year and during the renewal process relating to compliance with the Fund’s investment policies and restrictions. During the renewal process, the independent trustees considered the investment manager’s methods of operation within the Franklin Templeton group and its activities on behalf of other clients.

In addition, the trustees received a Profitability Study (Profitability Study) prepared by management discussing the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis.

Over the past year, the Board and counsel to the independent trustees continued to receive reports on management’s handling of recent regulatory inquiries and pending legal actions against the investment manager and its affiliates. The independent trustees were satisfied with the actions taken to date by management in response to such regulatory and legal proceedings.

Particular attention was given to management’s diligent risk management procedures, including continual monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, the strong financial position of the investment manager’s parent company and its commitment to the mutual fund business. In addition, the Board received updates from management on the Securities and Exchange Commission’s (SEC) progress in implementing the rule making requirements established by the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was enacted July 21, 2010, and the investment manager’s compliance with rules and regulations already promulgated by the SEC under such act.

In addition to the above and other matters considered by the trustees throughout the course of the year, the following discussion relates to certain primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the foregoing factors. In addition, individual trustees may have assigned different weights to various factors.

NATURE, EXTENT AND QUALITY OF SERVICES. The trustees reviewed the nature, extent and quality of the services provided by the investment manager. In this regard, they reviewed the Fund’s investment approach and concluded that,

franklintempleton.com Semiannual Report | 39

FRANKLIN MUTUAL RECOVERY FUND

SHAREHOLDER INFORMATION

in their view, it continues to differentiate the Fund from typical core investment products in the mutual fund field. The trustees cited the investment manager’s ability to implement the Fund’s disciplined value investment approach and its long-term relationship with the Fund since the Fund’s inception over 10 years ago as reasons that shareholders choose to invest, and remain invested, in the Fund. The trustees reviewed the Fund’s portfolio management team, including its performance, staffing, skills and compensation program. With respect to portfolio manager compensation, management assured the trustees that the Fund’s longer term performance is a significant component of incentive-based compensation and noted that a portion of a portfolio manager’s incentive-based compensation is paid in shares of predesignated funds from the portfolio manager’s fund management area. The trustees noted that the portfolio manager compensation program aligned the interests of the portfolio managers with that of Fund shareholders. The trustees discussed with management various other products, portfolios and entities that are advised by the investment manager and the allocation of assets and expenses among and within them, as well as their relative fees and reasons for differences with respect thereto and any potential conflicts. During regular Board meetings and the aforementioned meetings of the independent trustees, the trustees received reports and presentations on the investment manager’s best execution trading policies. The trustees considered periodic reports provided to them showing that the investment manager complied with the investment policies and restrictions of the Fund as well as other reports periodically furnished to the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics covering the investment management personnel, the adherence to fair value pricing procedures established by the Board and the accuracy of net asset value calculations. The Board noted the extent of the benefits provided to Fund shareholders from being part of the Franklin Templeton group, including the right to exchange investments between funds (same class) without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings of other funds to obtain reduced sales charges. The trustees considered the investment manager’s substantial efforts in developing and implementing compliance procedures established in accordance with SEC and other requirements. The trustees also reviewed the nature, extent and quality of the Fund’s other service agreements to determine that, on an overall basis, Fund shareholders were well served. In this connection, the Board also took into account administrative and transfer agent and shareholder services provided to Fund shareholders by an affiliate of the investment manager, noting continuing expenditures by management to increase and improve the scope of such services and favorable periodic reports on shareholder services conducted by independent third parties. While such considerations directly affected the trustees’ decision in renewing the Fund’s administrative services and transfer agent and shareholder services agreement, the Board also considered these commitments as incidental benefits to Fund shareholders deriving from the investment management relationship.

Based on their review, the trustees were satisfied with the nature and quality of the overall services provided by the investment manager and its affiliates to the Fund and its shareholders and were confident in the abilities of the management team to continue the disciplined value investment approach of the Fund and to provide quality services to the Fund and its shareholders.

INVESTMENT PERFORMANCE. The trustees reviewed and placed significant emphasis on the investment performance of the Fund. In this context, the trustees believed that it is difficult to find open- or closed-end funds that are truly comparable to the Fund due, in part, to the unique nature of the Fund as a closed-end interval fund investing in the categories of bankruptcy and distressed companies, merger arbitrage and undervalued stocks and debt instruments. They considered the performance of the Fund over the past 10 and one-half years since formation of the Fund relative to various benchmarks. As part of their review, they inquired of management regarding benchmarks (including the benchmark on which the Fund’s performance adjustment fee is based), style drift and restrictions on permitted investments. Consideration was also given to performance in the context of available levels of cash during the periods.

The trustees had meetings during the year, including the meetings referred to above held in connection with the renewal process, with the Fund’s portfolio managers to discuss performance. The Board reviewed the Fund’s annualized total returns (Class A shares) for the one-, three- and five- and 10-year periods ended December 31, 2013, and discussed with the investment manager the reasons for the Fund’s underperformance relative to various benchmarks over certain of these periods. After discussing the Fund’s performance and after considering various options and other factors, including, but, not limited to, the Fund’s expense ratios, the Board negotiated, as more fully discussed below, to retain the existing caps on the Fund’s investment management fee and on the Fund’s total expenses.

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FRANKLIN MUTUAL RECOVERY FUND

SHAREHOLDER INFORMATION

COMPARATIVE EXPENSES AND MANAGEMENT PROFITABILITY. The trustees considered the cost of the services provided and to be provided and the profits realized by the investment manager and its affiliates from their respective relationships with the Fund. As part of the approval process, they explored with management the trends in expense ratios over the past three fiscal years and the reasons for any increase in the Fund’s expenses ratios (both including and excluding the performance adjustment fee). The trustees also compared the Fund’s fees to the fees charged to other accounts managed by the investment manager.

The trustees noted that the Fund’s investment management fee is comprised of two components, a base fee and a performance adjustment to the base fee. The adjustment is based on the Fund’s performance relative to the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index (Index) over a rolling 12-month period ending with the most recently completed month (Performance Period). The first component of the fee is a base fee equal to an annual rate of 1.50% of the Fund’s average daily net assets during the month that ends on the last day of the Performance Period. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund has performed relative to the Index over the Performance Period. The maximum annual investment management fee is 2.50% of average daily net assets over each fiscal year of the Fund, and the minimum annual investment management fee is 0.50% of average daily net assets over each fiscal year of the Fund.

As noted above, the trustees negotiated with management both the retention of the existing investment management fee cap of 0.50% of the Fund’s average daily net assets and the existing total expense ratio cap of 1.20% of the Fund’s average daily net assets (excluding Rule 12b-l fees charged to the Fund and dividends and interest for securities sold short and other related expenses in connection with securities sold short). Each cap will remain in effect through July 31, 2015.

The trustees also reviewed the Profitability Study addressing profitability of Franklin Resources, Inc., from its overall U.S. fund business, as well as profitability to the Fund’s investment manager and its affiliates, from providing investment management and other services to the Fund during the 12-month period ended September 30, 2013, the then most recent fiscal year-end of Franklin Resources, Inc. The trustees reviewed the basis on which such reports are prepared and the cost allocation methodology utilized in the Profitability Study, it being recognized that allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the reasonableness of the cost allocation methodologies was reviewed by independent accountants on an every other year basis.

The independent trustees met with management to discuss the Profitability Study. This included, among other things, a comparison of investment management income with investment management expenses of the Fund; comparison of underwriting revenues and expenses; the relative relationship of investment management and underwriting expenses; shareholder servicing profitability (losses); economies of scale; and the relative contribution of the Fund to the profitability of the investment manager and its parent. In discussing the Profitability Study with the Board, the investment manager stated its belief that the costs incurred in establishing the infrastructure necessary to operate the type of mutual fund operations conducted by it and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability.

The trustees considered a study by Lipper, Inc., an independent third-party analyst, analyzing the profitability of the parent of the investment manager as compared to other publicly held investment managers, which also aided the trustees in considering profitability excluding distribution costs. The Board also took into account management’s expenditures in improving shareholder services provided to the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act, the Dodd-Frank Act and recent SEC and other regulatory requirements. The trustees also considered the extent to which the investment manager may derive ancillary benefits from Fund operations, including those derived from economies of scale, discussed below, the allocation of Fund brokerage and the use of commission dollars to pay for research and other similar services.

Based upon their consideration of all these factors, including, but not limited to, continuing the existing cap on the Fund’s investment management fee and cap on total expenses, the trustees determined that the level of profits realized by the investment manager and its affiliates in providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

franklintempleton.com Semiannual Report | 41

FRANKLIN MUTUAL RECOVERY FUND

SHAREHOLDER INFORMATION

ECONOMIES OF SCALE. The trustees considered that economies of scale may be realized by the investment manager and its affiliates as the Fund grows larger and the extent to which they are shared with Fund shareholders, as for example, in the level of the investment management fee charged, in the quality and efficiency of services rendered and in increased capital commitments benefiting the Fund directly or indirectly. Since the amount of assets under management of the Fund remains relatively small, the trustees concluded that economies of scale were difficult to consider at that time.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.       N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert E. Wade.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund’s investment manager Franklin Mutual Advisers LLC (FMAL) in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Although ISS’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the investment manager’s ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from Glass Lewis, ISS, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Investment manager’s proxy voting policies and principles   The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The investment manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents.

Ratification of auditors of portfolio companies.   The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.   The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environment, social and governance issues.   The investment manager will generally give management discretion with regard to social, environmental and ethical issues, although the investment manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers. The investment manager will consider on a case-by-case basis any well-drafted and reasonable proposals for proxy access considering such factors as the size of the company, ownership thresholds and holding periods, responsiveness of management, intentions of the shareholder proponent, company performance, and shareholder base.

Global corporate governance.   Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person. In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; and (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment

Company and Affiliated Purchasers.                                N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

 Finance and Administration

Date November 25, 2014

By /s/Robert G. Kubilis

Robert G. Kubilis

Chief Financial Officer and

Chief Accounting Officer

Date November 25, 2014